UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2015

LPATH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd.
San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 678-0800

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On May 20, 2015, Lpath, Inc. (the “Company”) announced that its multicenter, Phase 2 “Nexus” clinical trial evaluating iSONEP™ in patients with wet age-related macular degeneration (wet AMD) did not meet its primary or key secondary endpoints. Wet AMD patients who had not responded adequately to existing anti-vascular endothelial growth factor (VEGF) therapies including Lucentis®, Avastin® and Eylea® did not show any statistically significant improvement in visual acuity when treated with iSONEP as an adjunctive or monotherapy.

The Company intends to restructure its workforce and conduct a strategic evaluation of its research and development programs in order to conserve working capital and focus its resources on those programs deemed most likely to create value in the near term. The Company expects that the reduction in workforce together with planned reductions or delays in other expenditures will decrease annualized cash expenditures significantly.  The Company does not believe any material charges will be incurred in connection with the workforce reduction.  With these planned spending reductions, the Company estimates that its available cash and committed funding should be sufficient to fund the company’s drug discovery and development activities through June 30, 2016.

A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

This Current Report on Form 8-K contains statements that are not a description of historical facts and which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements, include but are not limited to, statements regarding the Company’s future analysis of the data from the Nexus clinical trial, the Company’s corporate restructuring plans, liquidity and cash burn rate and the Company’s development plans for its other drug candidates. Actual results may differ materially from those set forth in this press release due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the final results of the Company’s preclinical studies and clinical trials may be different from the Company’s studies or interim data results and may not support further clinical development and/or the commercialization of its drug candidates; the Company may not successfully complete its existing and any additional clinical trials for its drug candidates on a timely basis, or at all; the Company may fail to obtain required governmental approvals for any of its drug candidates; the Company may not be successful in maintaining its commercial relationship with Pfizer Inc.; and the Company may not be able to secure the funds necessary to support its preclinical-development and clinical-development plans. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K filed with the SEC on March 24, 2015 and its Quarterly Report on Form 10-Q filed with the SEC on May 8, 2015. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: May 19, 2015	By:	/s/ Gary J.G. Atkinson
Name: Gary J.G. Atkinson
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 20, 2015.